UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2013

Consumer Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-152330	26-2517432
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Park Avenue, 16th Floor

New York, New York 10017

(Address of principal executive office)

(212) 880-6400

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On July 8, 2013, Consumer Capital Group, Inc. (the “Company”) formally informed Anton & Chia, LLP (“Anton”) and Anton confirmed their acknowledgement of their dismissal as the Company’s independent registered public accounting firm.

	(ii)	The reports of Anton on the Company’s financial statements as of and for the year ended December 31, 2012, and the year ended December 31, 2011, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

	(iv)	During the year ended December 31, 2012 and the year ended December 31, 2011 and through July 8, 2013 there have been no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Anton would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that Anton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of that letter is attached hereto as Exhibit 16.1

(b)	New independent registered public accounting firm

	(1)	On July 8, 2013, the Company engaged MaloneBailey, LLP as its new independent registered public accounting firm. During the two most recent fiscal years and through July 8, 2013, the Company has not consulted with MaloneBailey, LLP regarding any of the following:

		(i)	The application of accounting principles to a specific transaction, either completed or proposed;

		(ii)	The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that MaloneBailey, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

		(iii)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of Anton & Chia, LLP Inc. dated July 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMER CAPITAL GROUP, INC.

Dated: July 8, 2013	By:	/s/ Jianmin Gao
Jianmin Gao
Chief Executive Officer